Supplement to the
Spartan® Maryland Municipal Income Fund
October 31, 2001
Prospectus

The following information replaces the biographical information for George Fischer found in the "Fund Management" section on page 18.

Mark Sommer is manager of Spartan Maryland Municipal Income, which he has managed since June 2002. He also manages other Fidelity funds. Since joining Fidelity in 1992, Mr. Sommer has worked as an analyst and manager.

SMD-02-01 June 6, 2002
1.468178.106